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                                       FORM 8-A

                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                   ----------------

                  FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                        PURSUANT TO SECTION 12(b) OR (g) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

                                   ----------------

                          THE WASHINGTON WATER POWER COMPANY
                (Exact name of registrant as specified in its charter)


               Washington                 1-3701               91-0462470
       (State or incorporation or    (Commission File       (I.R.S. Employer
            organization)                 Number)          Identification No.)


                                1411 East Mission Avenue
                                Spokane, Washington 99202
               (Address of principal executive offices, including zip code)

                                   ----------------

             Securities to be registered pursuant to Section 12(b) of the Act:


               Title of each class         Name of each exchange on which
               to be so registered         each class is to be so registered

               Depositary Shares           New York Stock Exchange

             If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

             If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

             Securities Act registration statement file number to which this form relates: 333-61599.
                              ---------

             Securities to be registered pursuant to Section 12(g) of the
          Act:   None

             The Commission is respectfully requested to send copies of all notices, orders and communications to:


          J.E. ELIASSEN, Senior Vice President       J. ANTHONY TERRELL
               & Chief Financial Officer           Thelen Reid & Priest LLP
           The Washington Water Power Company         40 West 57th Street
                1411 East Mission Avenue           New York, New York  10019
               Spokane, Washington  99202

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                    INFORMATION REQUIRED IN REGISTRATION STATEMENT

          Item 1.   Description of Registrant's Securities to be
                    --------------------------------------------
                    Registered.
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               The class of securities to be registered hereby is the
          Depositary Shares of The Washington Water Power Company, a Washington corporation (the "Company").

               A description of the Depositary Shares is contained in the Prospectus included in the Registration Statement on Form S-4 of the Company (Registration No. 333-61599) which was declared effective by the Securities and Exchange Commission on October 21, 1998. Such description is incorporated herein by reference.

          Item 2.   Exhibits.
                    --------

               Exhibit        Description
               -------        -----------

                1.* Restated Articles of Incorporation of the Company (filed as Exhibit 4(a) to the Registration Statement.

                 2. Form of Articles of Amendment to Restated Articles of Incorporation of the Company.

                3.* Bylaws of the Company, as amended, October 1, 1998 (filed as Exhibit 4(d) to the
                              Registration Statement).

                4.* Form of Deposit Agreement between the Company and The Bank of New York, as Depositary and form of depositary receipt (filed as Exhibit 4(d) to the Registration Statement).

                5.* Form of Depositary Receipt (filed as Exhibit 4(f) to the Registration Statement).

                6.* Rights Agreement, dated as of February 16, 1990, between the Company and The Bank of New York, as successor Rights Agent (filed as
                              Exhibit 4(n) to Form 8-K dated February 16,
                              1990).



          --------------------------

               * Previously filed as indicated and incorporated herein by reference.


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                                      SIGNATURE

               Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-A to be signed on its behalf by the undersigned, thereto duly authorized.



          Dated: November 17, 1998


                                   THE WASHINGTON WATER POWER COMPANY




                                   By: /s/ Ronald R. Peterson
                                      --------------------------------
                                      Name: Ronald R. Peterson
                                      Title: Vice President & Treasurer



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                                    EXHIBIT INDEX


               Exhibit        Description
               -------        -----------


                1.* Restated Articles of Incorporation of the Company (filed as Exhibit 4(a) to the Registration Statement.

                2. Form of Articles of Amendment to Restated Articles of Incorporation of the Company.

                3.* Bylaws of the Company, as amended, October 1, 1998 (filed as Exhibit 4(d) to the
                              Registration Statement).

                4.* Form of Deposit Agreement between the Company and The Bank of New York, as Depositary and form of depositary receipt (filed as Exhibit 4(d) to the Registration Statement).

                5.* Form of Depositary Receipt (filed as Exhibit 4(f) to the Registration Statement).

                6.* Rights Agreement, dated as of February 16, 1990, between the Company and The Bank of New York, as successor Rights Agent (filed as
                              Exhibit 4(n) to Form 8-K dated February 16,
                              1990).



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               *    Previously filed as indicated and incorporated herein
                    by reference.